SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)—June 12, 2002

ANWORTH MORTGAGE ASSET CORPORATION
(Exact name of Registrant as specified in its Charter)

Maryland	001-13709	52-2059785
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1299 Ocean Avenue, Suite 200, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (310) 394-0115

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 7.    Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

Exhibit 99.1
Press Release dated June 12, 2002 of the Registrant.

Item 9.    Registration FD Disclosure.

On June 12, 2002, Anworth Mortgage Asset Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

By:	/s/ JOSEPH LLOYD MCADAMS
Joseph Lloyd McAdams President and Chief Executive Officer
Date: June 12, 2002

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated June 12, 2002 of the Registrant.